UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2010

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 14, 2010, Carmike Cinemas, Inc. (the “Corporation”) completed its previously-announced acquisition of a 20% profits interest in the business of Screenvision, a theatre advertising company, pursuant to a subscription agreement (the “Subscription Agreement”) between the Corporation and SV Holdco, LLC (“SV Holdco”), a holding company that owns the Screenvision business. Pursuant to the Subscription Agreement, the Corporation received membership units of SV Holdco (the “Units”), representing 20% of the issued and outstanding membership units of SV Holdco. The terms of the acquisition were previously disclosed in a Current Report on Form 8-K filed by the Corporation on October 1, 2010.

The Corporation did not pay any cash consideration for the Units. As previously announced, Screenvision entered into the Subscription Agreement concurrently with the Corporation renewing and extending its theatre exhibition agreement with Screenvision. Other than (1) the previously existing and renewed theatre exhibition agreements between the Corporation and Screenvision and (2) the acquisition described herein, neither the Corporation nor any of its affiliates has any material relationship with SV Holdco or Screenvision.

Item 8.01.	Other Information.

On October 14, 2010 the Corporation issue a press release announcing the completion of the acquisition, which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The Corporation will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The Corporation will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits.

2.1	Subscription Agreement between Carmike Cinemas, Inc. and SV Holdco, LLC, dated as of September 27, 2010

2.2	Amended and Restated Liability Company Agreement of SV Holdco, LLC, dated as of October 14, 2010

99.1	Press release dated October 14, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: October 20, 2010	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Subscription Agreement between Carmike Cinemas, Inc. and SV Holdco, LLC, dated as of September 27, 2010

2.2	Amended and Restated Liability Company Agreement of SV Holdco, LLC, dated as of October 14, 2010

99.1	Press release dated October 14, 2010.